UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam High Yield Trust

Semiannual report
2 | 28 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHIGX

Putnam
High Yield
Trust

Semiannual report
2 | 28 | 17

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

April 10, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 12.

2 High Yield Trust

Paul D. Scanlon, CFA
Portfolio Manager

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, what was the market environment like for high-yield bonds during the six-month reporting period ended February 28, 2017?

High-yield bonds posted solid results for the period, but most of the gains occurred during the period’s second half. After generating modestly positive returns early on, a post-election spike in interest rates, increasing expectations for higher rates and inflation in 2017, and oil-price volatility, led to a slight downturn in the market in November — the first negative month since February 2016.

High yield performed very well in December, with the JPMorgan Developed High Yield Index advancing 2.2% for the month. Positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration bolstered the asset class. Alongside new record highs for stocks, December flows into high-yield funds were the largest since July.

The rally continued in January and February, fueled by investor optimism despite few specifics on the new administration’s plans for tax reform, deregulation, and infrastructure spending. Rising stock prices, solid economic data, strong earnings, plateauing Treasury

High Yield Trust 3

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

4 High Yield Trust

yields, and modest net new issuance also aided the asset class.

Gains were broad-based across industries, led by energy (+12%) and metals & mining (+11%), which rallied in step with the continuing recovery in commodity prices. By contrast, more-defensive categories, such as consumer products (+2%) and food & beverages (+2%), lagged the index. Retail and health care also underperformed due to concerns specific to each of those sectors. From a credit-quality perspective, lower-quality bonds delivered the best performance, reflecting improved risk sentiment.

High-yield fund net inflows totaled $1.6 billion for the six-month reporting period, and finished the period with three consecutive months of net inflows. Meanwhile, new-issue volume came in at $139 billion for the six months ending February 28, 2017, with the majority of new issuance being used to refinance existing bonds.

The fund trailed its benchmark and performed in line with the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Generally speaking, we take a fairly conservative approach to credit risk. Historically, during periods when a market upturn is led by lower-quality securities — as was the case this period — the fund has generated solid absolute returns but has tended to lag the benchmark.

From a sector perspective, security selection in telecommunications and automotive, along with favorable overall positioning in housing, aided relative performance. Within automotive, the fund benefited from holdings of issuers we considered to be “rising stars,” such as General Motors, which was upgraded to investment grade during the period. Conversely, adverse positioning in energy, as well as security selection in services and retail, hampered the fund’s relative results.

In terms of individual holdings, two energy exploration and production companies, Seventy Seven Energy and EP Energy, were the biggest relative contributors, as these issuers benefited from recovering oil prices. Within telecom, wireless communications provider Sprint Communications provided a further boost to relative results. The firm’s bond prices were buoyed by effective new marketing efforts that helped reduce the number of subscribers switching from Sprint to other carriers.

On the downside, positions in retailers Neiman Marcus Group and J. Crew Group worked against the fund’s relative performance. Negative earnings hampered the entire retail cohort, as many store operators continued to struggle with declining sales at brick-and-mortar locations. Elsewhere, our investment in Canadian pharmaceutical firm Concordia International was hurt as the firm posted disappointing earnings amid increased pricing pressure on generic drugs.

What is your outlook for the high-yield market over the coming months?

We have a generally positive fundamental outlook. We think the Trump administration’s pro-business agenda — reduced regulation, lower corporate tax rates, and increased infrastructure spending — may lead to accelerating economic growth as well as stronger corporate and consumer confidence. That said, as market participants monitor the transition in the months ahead from hope and expectation to actual policy implementation, I think we’re likely to see periods of volatility.

Turning to valuation, high-yield spreads — the yield advantage high-yield bonds offer over

High Yield Trust 5

comparable maturity U.S. Treasuries — have compressed significantly, and the average bond price within the index was close to par [face value]. As result, at period-end valuations were not as attractive as they were in 2016, in our view.

Historically in the high-yield market, spreads have tended to tighten when interest rates and inflation are rising, since the primary determinant of return is credit risk. And tightening spreads have generally served as a positive offset to the negative impact of rising rates on bond prices.

The historical performance of high-yield bonds has been negatively correlated with the performance of U.S. Treasuries and investment-grade corporate bonds during periods of rising rates. For example, recent industry research showed that high-yield bonds returned an average of 4.77% during the 15 periods since 1998 when U.S. government bond yields rose by at least a half a percentage point. Investment-grade credit returned –0.66%, on average, over those periods, and 10-year Treasuries returned –5.48%.

Based on historical patterns, we think high-yield credit can potentially outperform most other types of fixed-rate bonds in an environment of rising rates and inflation. That said, we think returns may be subdued because higher rates could encourage investors to shift to other areas of the bond market offering rising yields.

How do you plan to position the fund in light of this outlook?

Overall, we plan to maintain broad diversification across market sectors. At period-end, the majority of the fund’s holdings were in split

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 High Yield Trust

Ba-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. In terms of sectors, we favor gaming, lodging & leisure, housing, utilities, and automotive. The fund’s biggest underweights were in technology, health care, and retail.

At the end of the period, we had a relatively negative view toward retail, given weak earnings trends and longer-term issues related to brick-and-mortar versus online sales. Consequently, we plan to maintain underweight exposure there.

We are closely monitoring developments in health care. We think headline risk has risen in this sector, due to policy uncertainty regarding the new administration’s stance on drug pricing.

At period-end, we had about 6% of the portfolio invested in floating-rate bank loans and plan to maintain this allocation. We think this allocation provides the fund with a degree of ballast against market volatility. Moreover, if market interest rates continue to move higher, we think demand for bank loans may continue to build, since loan coupons will continue adjusting upward.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

High Yield Trust 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/14/78)
Before sales charge	8.46%	84.17%	6.30%	34.13%	6.05%	11.25%	3.62%	19.68%	4.75%

After sales charge	8.35	76.81	5.86	28.76	5.19	6.80	2.22	14.89	0.56

Class B (3/1/93)
Before CDSC	8.23	73.78	5.68	29.20	5.26	8.88	2.88	18.82	4.35

After CDSC	8.23	73.78	5.68	27.20	4.93	6.03	1.97	13.82	–0.65

Class C (3/19/02)
Before CDSC	7.63	70.68	5.49	29.13	5.25	8.83	2.86	18.66	4.25

After CDSC	7.63	70.68	5.49	29.13	5.25	8.83	2.86	17.66	3.25

Class M (7/3/95)
Before sales charge	8.10	79.29	6.01	32.42	5.78	10.52	3.39	19.25	4.56

After sales charge	8.01	73.46	5.66	28.12	5.08	6.93	2.26	15.37	1.17

Class R (1/21/03)
Net asset value	8.16	78.29	5.95	32.39	5.77	10.53	3.39	19.38	4.59

Class Y (12/31/98)
Net asset value	8.56	87.78	6.50	35.65	6.29	12.05	3.87	19.84	4.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 High Yield Trust

Comparative index returns For periods ended 2/28/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

JPMorgan
Developed High	—†	111.53%	7.78%	41.01%	7.11%	15.15%	4.82%	23.26%	6.07%
Yield Index

Lipper High Yield
Funds category	8.24%	78.93	5.95	31.71	5.64	10.24	3.28	17.54	4.71
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/17, there were 696, 677, 572, 452, 306, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.186		$0.156	$0.156	$0.174		$0.176	$0.198

Capital gains	—		—	—	—		—	—

Total	$0.186		$0.156	$0.156	$0.174		$0.176	$0.198

	Before				Before
	sales	After sales	Net asset	Net asset	sales	After sales	Net asset	Net asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/16	$7.60	$7.92	$7.59	$7.53	$7.64	$7.90	$7.43	$7.43

2/28/17	7.77	8.09	7.76	7.69	7.81	8.07	7.59	7.58

	Before				Before
Current rate	sales	After sales	Net asset	Net asset	sales	After sales	Net asset	Net asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend
rate[1]	4.79%	4.60%	4.02%	4.06%	4.46%	4.31%	4.58%	5.22%

Current 30-day
SEC yield[2]	N/A	4.16	3.58	3.58	N/A	3.95	4.08	4.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Trust 9

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (2/14/78)
Before sales charge	8.43%	82.86%	6.22%	33.72%	5.98%	10.64%	3.43%	14.29%	3.80%

After sales charge	8.32	75.54	5.79	28.37	5.12	6.22	2.03	9.72	–0.35

Class B (3/1/93)
Before CDSC	8.21	72.74	5.62	28.79	5.19	8.15	2.64	13.45	3.40

After CDSC	8.21	72.74	5.62	26.79	4.86	5.31	1.74	8.45	–1.60

Class C (3/19/02)
Before CDSC	7.61	69.69	5.43	28.90	5.21	8.24	2.68	13.58	3.58

After CDSC	7.61	69.69	5.43	28.90	5.21	8.24	2.68	12.58	2.58

Class M (7/3/95)
Before sales charge	8.08	78.25	5.95	32.02	5.71	9.80	3.17	13.91	3.63

After sales charge	7.98	72.46	5.60	27.73	5.02	6.23	2.04	10.21	0.26

Class R (1/21/03)
Net asset value	8.13	77.03	5.88	32.15	5.73	9.92	3.20	14.06	3.76

Class Y (12/31/98)
Net asset value	8.54	86.88	6.45	35.41	6.25	11.56	3.71	14.64	4.05

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for
the fiscal year ended 8/31/16*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Annualized expense ratio for the
six-month period ended 2/28/17†	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Excludes one-time merger related costs.

10 High Yield Trust

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.13	$8.92	$8.91	$6.39	$6.39	$3.86

Ending value (after expenses)	$1,047.50	$1,043.50	$1,042.50	$1,045.60	$1,045.90	$1,047.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.06	$8.80	$8.80	$6.31	$6.31	$3.81

Ending value (after expenses)	$1,019.79	$1,016.07	$1,016.07	$1,018.55	$1,018.55	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Trust 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 High Yield Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 High Yield Trust

The fund’s portfolio 2/28/17 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (85.4%)*	amount	Value

Advertising and marketing services (0.6%)

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	$1,815,000	$1,872,173

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	2,159,000	2,215,674

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	1,340,000	1,408,675

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	1,670,000	1,740,975

		7,237,497

Automotive (1.2%)

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)	2,135,000	2,212,394

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	1,750,000	1,993,525

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,230,000	1,224,440

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	1,005,000	1,019,287

IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡	1,510,000	1,491,125

IHO Verwaltungs GmbH 144A sr. notes 4.50%, 9/15/23 (Germany) ‡‡	1,080,000	1,074,600

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	595,000	631,444

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	4,140,000	4,181,400

		13,828,215

Broadcasting (2.3%)

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	680,000	725,900

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,865,000	1,878,988

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	3,395,000	3,515,930

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	3,350,000	3,397,135

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	2,740,000	2,394,075

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	3,365,000	3,440,713

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	4,350,000	4,475,063

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	1,330,000	1,416,450

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	760,000	746,700

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	2,305,000	2,353,981

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	2,869,000	2,829,551

		27,174,486

High Yield Trust 15

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Building materials (1.0%)

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	$3,059,000	$3,204,303

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	3,078,000	3,178,035

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,460,000	1,551,250

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	2,030,000	2,086,637

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.00%, 2/15/27	1,470,000	1,499,400

		11,519,625

Capital goods (6.9%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	3,795,000	3,880,388

Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	2,870,000	2,916,638

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	1,145,000	1,159,313

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	3,950,000	4,305,500

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	1,710,000	1,757,025

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,010,000	2,099,822

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	900,000	928,125

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	4,584,000	4,601,190

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	865,000	915,819

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	2,605,000	2,878,525

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	3,493,000	3,824,835

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	935,000	1,072,913

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	5,510,000	5,551,325

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	3,781,000	3,980,259

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	3,552,000	4,597,357

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	5,291,000	6,117,719

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	4,050,000	4,050,000

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,596,000	1,635,900

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	1,240,000	1,283,400

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	2,630,000	2,738,488

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	1,943,000	2,089,939

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	1,538,000	1,607,210

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	1,590,000	1,593,975

16 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Capital goods cont.

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	$5,540,000	$5,955,500

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	1,460,000	1,474,600

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	1,096,000	1,126,140

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	785,000	803,644

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	3,175,000	3,270,250

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	1,130,000	1,173,788

		79,389,587

Chemicals (3.1%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	1,316,000	1,388,380

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	2,100,000	2,100,000

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,770,000	1,805,400

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	2,415,000	2,879,888

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	3,420,000	3,714,975

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	585,000	620,831

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	3,045,000	2,976,488

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	4,498,000	5,104,330

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	1,480,000	1,554,000

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	1,750,000	1,981,875

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	345,000	387,694

Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	1,290,000	1,348,050

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	650,000	702,000

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	555,000	564,713

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	2,535,000	2,649,075

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	1,965,000	2,058,338

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	3,842,000	4,082,125

		35,918,162

High Yield Trust 17

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Commercial and consumer services (0.4%)

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$920,000	$943,000

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	680,000	699,550

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,675,000	2,721,813

		4,364,363

Communication services (9.7%)

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,100,000	1,157,750

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	3,995,000	4,249,681

Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	1,635,000	1,712,663

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	3,328,000	3,456,960

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	1,345,000	1,427,381

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	3,843,000	4,121,618

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	634,000	678,380

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	3,200,000	3,320,000

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	2,235,000	2,475,263

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	3,980,000	4,021,074

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,522,000	1,549,122

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	4,905,000	4,935,656

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	750,000	823,125

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	6,075,000	7,031,813

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	3,465,000	3,062,194

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	2,585,000	2,365,275

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	1,750,000	1,863,750

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	1,058,000	1,063,290

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	3,105,000	3,228,206

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	785,000	832,100

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	926,000	847,290

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	110,000	61,875

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	758,000	409,320

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	1,670,000	2,012,350

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	460,000	489,325

18 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Communication services cont.

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	$2,275,000	$2,357,469

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	3,530,000	3,653,550

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	740,000	750,175

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	4,742,000	5,056,158

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	1,596,000	1,745,625

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	7,240,000	8,054,500

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	5,335,000	5,815,150

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	1,865,000	1,871,994

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	2,054,000	2,182,375

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	4,140,000	4,450,417

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	1,444,000	1,489,125

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	2,015,000	2,095,600

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	1,898,000	2,007,135

Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	1,920,000	2,030,400

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	2,930,000	3,083,825

Virgin Media Finance PLC 144A company guaranty sr. unsec. notes
6.375%, 4/15/23 (United Kingdom)	1,265,000	1,323,506

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	2,660,000	2,546,950

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	2,509,000	2,646,995

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	2,484,000	2,260,440

		112,616,850

Construction (2.9%)

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	3,180,000	3,438,375

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	3,865,000	3,980,950

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	3,724,000	4,319,840

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	3,630,000	3,734,363

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,595,000	1,736,556

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	2,555,000	2,654,006

High Yield Trust 19

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Construction cont.

Cemex SAB de CV 144A company guaranty sr. notes 6.50%,
12/10/19 (Mexico)	$675,000	$713,813

Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	550,000	576,125

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	970,000	999,100

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,064,000	1,114,540

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	2,703,000	2,858,423

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	1,070,000	1,131,525

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	1,975,000	2,098,438

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	3,911,000	3,774,115

		33,130,169

Consumer (0.3%)

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	1,390,000	1,476,875

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	140,000	148,400

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	1,350,000	1,436,535

		3,061,810

Consumer staples (4.1%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	3,850,000	4,014,780

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	990,000	1,019,700

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	1,630,000	1,723,725

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	1,635,000	1,667,700

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	3,305,000	3,478,513

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	6,324,000	6,624,390

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	2,576,000	2,930,818

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	3,060,000	3,190,050

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	1,722,000	1,437,870

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	120,000	123,000

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	1,845,000	1,907,269

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	1,845,000	1,894,077

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,255,000	2,289,953

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	586,000	596,255

20 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Consumer staples cont.

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	$1,360,000	$1,414,400

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	1,160,000	1,191,900

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	2,015,000	2,075,450

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	1,024,000	1,052,160

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	3,875,000	3,904,063

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	3,081,000	3,264,782

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	487,767	490,206

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	1,150,000	1,253,500

		47,544,561

Energy (oil field) (0.1%)

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	990,000	913,275

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	3,145,000	315

		913,590

Energy (other) (0.1%)

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	1,390,500	736,965

		736,965

Entertainment (1.6%)

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	755,000	770,100

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	505,000	528,356

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	1,920,000	1,989,600

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	1,846,000	1,901,380

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,179,000	1,208,475

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	2,805,000	2,945,250

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	1,010,000	1,056,713

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	1,060,000	1,057,350

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	770,000	793,100

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	2,365,000	2,471,425

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21	3,704,000	3,807,712

		18,529,461

High Yield Trust 21

		Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.		amount	Value

Financials (7.2%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22		$2,615,000	$2,601,925

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23		1,739,000	1,834,645

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31		5,627,000	6,921,210

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		1,460,000	1,542,125

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		2,072,000	2,672,880

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)		1,200,000	1,267,500

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity		1,010,000	1,078,175

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25		495,000	520,522

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		3,645,000	3,863,700

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		1,536,000	1,628,160

Citigroup, Inc. jr. unsec. sub. FRN Ser. T, 6.25%, perpetual maturity		645,000	702,128

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20		2,780,000	2,512,425

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		1,995,000	2,054,850

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23		1,060,000	1,093,125

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21		1,930,000	1,954,125

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		2,225,000	2,255,594

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20		1,760,000	1,047,200

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		2,092,000	2,463,330

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		3,300,000	3,328,875

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡		705,000	710,288

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21		2,858,000	3,022,335

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		343,000	356,723

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		1,902,000	1,942,284

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24		1,380,000	1,431,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22		1,340,000	1,383,550

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)		147,000	128,258

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37		830,000	958,650

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	985,000	2,189,353

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$343,000	364,029

22 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Financials cont.

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24	$920,000	$972,900

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	3,565,000	3,645,213

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	2,340,000	2,409,074

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	1,045,000	1,093,990

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	1,487,000	1,553,915

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	3,211,000	3,263,179

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	4,955,000	5,760,188

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	1,340,000	1,334,776

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	790,000	868,013

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	750,000	754,688

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	1,625,000	1,625,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,919,000	1,796,664

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	2,181,000	2,257,335

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	2,220,000	2,267,175

		83,431,824

Forest products and packaging (2.3%)

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	3,595,000	3,675,888

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	2,851,000	2,815,363

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	2,514,000	2,570,565

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	3,908,000	3,937,310

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	3,966,000	4,253,535

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	560,000	571,200

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	2,635,000	2,787,830

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	260,000	286,000

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	2,177,000	2,362,045

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	2,973,000	3,597,330

		26,857,066

High Yield Trust 23

		Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.		amount	Value

Gaming and lottery (3.2%)

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		$2,470,000	$2,667,600

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26		730,000	789,313

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		2,475,000	2,629,688

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	3,139,000	2,457,883

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		$1,765,000	1,822,363

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		4,125,000	4,434,375

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		5,492,000	5,697,950

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		775,000	796,313

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		1,565,000	1,570,869

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		3,260,000	3,329,275

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		7,679,000	8,149,339

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20		675,000	639,563

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		2,335,000	2,483,856

			37,468,387

Health care (6.4%)

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21		3,145,000	3,223,625

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22		1,675,000	1,687,563

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		2,910,000	2,808,150

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		2,175,000	2,359,875

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21		675,000	710,438

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25		606,000	623,423

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		1,945,000	2,015,506

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		5,241,000	4,598,978

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)		2,755,000	1,074,450

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)		405,000	356,400

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)		1,475,000	1,564,422

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		1,298,000	1,161,710

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)		875,000	782,031

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)		3,850,000	3,542,000

24 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Health care cont.

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	$2,685,000	$2,778,975

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	1,955,000	2,064,969

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	4,955,000	5,438,113

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	705,000	814,275

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	690,000	721,913

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	2,605,000	2,803,631

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,151,000	1,291,998

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	2,050,000	1,906,500

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	1,605,000	1,661,175

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	2,145,000	2,215,714

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	3,825,000	3,413,813

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	2,554,000	2,646,583

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	3,375,000	3,575,475

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	1,285,000	1,313,913

Tenet Healthcare Corp. company guaranty sr. FRN 4.463%, 6/15/20	2,920,000	2,956,500

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	860,000	911,600

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	2,520,000	2,671,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	2,100,000	1,672,125

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	2,345,000	1,908,244

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	925,000	779,313

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	1,100,000	886,875

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	3,460,000	3,101,025

		74,042,500

Homebuilding (2.0%)

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	3,150,000	3,242,610

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	815,000	832,034

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	2,448,000	2,686,680

High Yield Trust 25

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Homebuilding cont.

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	$1,230,000	$1,319,175

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21	5,030,000	5,287,788

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	500,000	514,250

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	700,000	728,875

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	550,000	574,750

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	3,056,000	3,140,040

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	2,809,000	3,160,125

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	150,000	155,625

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 4.875%, 6/1/23	1,630,000	1,605,550

		23,247,502

Household furniture and appliances (0.1%)

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	1,160,000	1,139,700

		1,139,700

Lodging/Tourism (1.4%)

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	3,000,000	3,247,500

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	3,440,000	3,629,200

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	2,500,000	2,650,000

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	402,000	444,210

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	945,000	1,054,856

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	4,607,000	4,653,070

		15,678,836

Media (0.7%)

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24	2,580,000	2,831,550

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,235,000	1,244,263

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	923,000	959,920

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	1,556,000	1,602,680

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	1,706,000	1,744,385

		8,382,798

26 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Metals (4.3%)

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	$2,358,000	$2,603,067

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	365,000	366,610

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	1,525,000	1,797,594

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	2,199,000	2,482,121

Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	669,000	633,878

Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (Netherlands)	1,135,000	1,129,325

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	1,654,000	1,709,823

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	1,140,000	1,175,625

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	980,000	1,014,300

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	2,256,000	2,312,400

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	855,000	794,081

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	1,190,000	1,237,600

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	2,225,000	2,347,375

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	600,000	642,000

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	1,990,000	2,174,075

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,980,000	2,207,700

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	1,405,000	1,429,588

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	1,562,000	1,581,525

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	3,910,000	4,022,413

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	2,155,000	2,278,913

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	3,670,000	3,835,150

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	855,000	909,549

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,150,000	1,197,553

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	750,000	775,230

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	875,000	908,906

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	770,000	750,596

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	320,000	373,600

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	480,000	533,400

High Yield Trust 27

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Metals cont.

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	$3,400,000	$3,425,500

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	2,392,000	2,702,960

		49,352,457

Oil and gas (11.9%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	3,925,000	4,150,641

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,145,000	1,159,313

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,385,000	1,391,925

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	1,365,000	1,395,713

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	1,707,000	1,561,786

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	255,000	234,281

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	1,333,000	1,129,718

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	4,385,000	3,749,175

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	4,590,000	5,185,764

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	995,000	890,053

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	4,787,000	5,062,253

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	1,878,000	1,708,980

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	2,812,000	2,973,690

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	1,336,000	1,325,980

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	4,567,000	4,738,263

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	1,145,000	1,162,175

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,090,000	1,009,613

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	3,177,000	3,240,540

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	1,580,000	1,548,400

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	1,177,000	1,032,818

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	1,653,000	1,475,303

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	3,011,000	3,244,353

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	2,100,000	2,748,045

28 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Oil and gas cont.

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	$3,405,000	$3,524,175

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	900,000	902,250

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	2,699,000	2,931,789

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7.75%, 9/1/22	370,000	321,900

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	6,088,000	5,951,020

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	2,325,000	2,266,875

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	1,566,000	1,659,960

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	493,000	578,043

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	1,310,000	1,541,186

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	3,159,000	3,316,950

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	3,830,000	3,964,050

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	628,000	632,710

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	1,227,000	1,104,300

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	755,000	771,988

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	470,000	417,125

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	715,000	698,913

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	2,387,000	2,555,284

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	3,240,000	3,458,700

Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,130,000	1,209,100

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,140,000	2,230,950

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	906,000	921,855

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	1,130,000	1,146,950

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	3,035,000	3,087,172

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. notes 5.25%, 8/15/25	970,000	979,700

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	1,895,000	1,923,425

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	75,000	74,250

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	990,000	1,071,675

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	2,685,000	2,772,263

High Yield Trust 29

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Oil and gas cont.

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	$1,120,000	$1,092,000

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	895,000	879,338

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	740,000	819,047

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	524,000	554,664

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	1,200,000	1,346,016

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	2,300,000	2,435,125

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	1,470,000	1,552,688

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	1,280,000	128

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	3,205,000	3,277,113

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	2,593,000	2,430,938

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	1,255,000	1,276,963

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	1,160,000	1,168,700

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	1,345,000	1,402,163

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	675,000	702,000

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	750,000	790,313

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	1,190,000	351,050

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	623,000	619,885

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	1,845,000	1,861,144

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	860,000	1,104,025

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	639,000	738,045

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	438,000	517,935

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	2,175,000	2,246,273

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	694,000	777,280

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	2,575,000	2,774,563

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	2,964,000	3,026,985

		137,877,721

Retail (1.7%)

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	1,941,000	866,171

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	2,320,000	2,470,800

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	420,000	414,095

JC Penney Corp., Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	545,000	546,022

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	1,815,000	1,719,713

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21	215,000	236,500

30 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Retail cont.

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	$1,470,000	$1,549,013

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	1,996,000	1,596,800

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	1,455,000	836,625

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	3,085,000	1,935,838

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	2,490,000	2,583,375

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,305,000	1,296,126

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	1,780,000	1,806,700

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,469,000	1,391,878

		19,249,656

Technology (5.1%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	6,075,000	4,844,813

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	3,681,000	3,938,670

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	6,073,000	6,710,155

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	2,740,000	2,961,063

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	535,000	566,104

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	3,915,000	4,208,625

First Data Corp. 144A notes 5.75%, 1/15/24	2,590,000	2,683,888

First Data Corp. 144A sr. notes 5.375%, 8/15/23	2,095,000	2,178,800

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	2,939,000	3,096,971

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	4,762,000	4,892,955

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	3,250,000	3,380,000

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	2,400,000	2,540,160

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	915,000	961,015

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	2,195,000	2,291,031

Micron Technology, Inc. 144A sr. unsec. unsub. notes 5.25%, 8/1/23	1,650,000	1,664,438

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	3,135,000	3,191,461

Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	4,490,000	5,118,600

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	4,035,000	4,366,274

		59,595,023

High Yield Trust 31

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Textiles (0.1%)

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	$1,450,000	$1,437,313

		1,437,313

Tire and rubber (0.2%)

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	2,766,000	2,745,255

		2,745,255

Transportation (0.7%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	3,445,000	3,358,875

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	4,333,000	4,538,818

		7,897,693

Utilities and power (3.8%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	791,000	911,628

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	3,336,000	3,377,700

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	950,000	945,250

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	3,465,000	3,898,125

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	1,110,000	1,256,753

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	4,635,000	4,588,650

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	900,000	943,875

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	550,000	579,563

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	3,492,000	3,724,588

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	2,505,000	2,461,163

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,339,000	1,379,170

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	2,182,000	2,072,900

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	1,785,000	2,005,894

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,440,000	1,548,000

GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31	1,285,000	1,150,075

GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21	1,035,000	941,850

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	570,000	418,950

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,695,000	1,743,731

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	1,397,000	1,449,388

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	2,430,000	2,387,475

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6.50%, 7/15/21	200,000	206,120

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	1,345,000	1,491,610

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	1,720,000	1,782,350

32 High Yield Trust

	Principal
CORPORATE BONDS AND NOTES (85.4%)* cont.	amount	Value

Utilities and power cont.

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	$2,385,000	$2,426,738

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	1,345,000	10,088

		43,701,634

Total corporate bonds and notes (cost $964,569,397)		$988,070,706

	Principal
SENIOR LOANS (5.5%)*[c]	amount	Value

Basic materials (0.6%)

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 5.00%, 1/6/22	$1,740,000	$1,760,255

New Arclin US Holding Corp. bank term loan FRN 9.75%, 2/14/25	460,000	462,300

Solenis International LP bank term loan FRN 7.75%, 7/31/22	1,880,000	1,855,560

Solenis International LP bank term loan FRN 4.25%, 7/31/21	1,081,941	1,084,138

TMS International Corp. bank term loan FRN Ser. B,
4.50%, 10/16/20	1,186,892	1,189,859

Zekelman Industries, Inc. bank term loan FRN Ser. B,
6.00%, 6/14/21	1,109,425	1,116,822

		7,468,934

Capital goods (0.3%)

Cortes NP Intermediate Holding II Corp. bank term loan FRN Ser. B,
6.029%, 11/30/23	1,064,440	1,071,092

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	998,409	998,721

Harsco Corp. bank term loan FRN Ser. B, 6.00%, 11/2/23	890,000	906,688

		2,976,501

Communication services (0.2%)

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	1,865,000	1,885,399

		1,885,399

Consumer cyclicals (2.4%)

Academy, Ltd. bank term loan FRN Ser. B, 5.02%, 7/2/22	2,524,710	1,994,521

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.50%, 3/1/18 (In default) †	3,072,737	3,479,875

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	5,422,492	5,459,772

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	977,352	982,849

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	3,333,528	2,931,421

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.528%, 1/30/19	2,546,000	2,203,881

J Crew Group, Inc. bank term loan FRN Ser. B, 4.00%, 3/5/21	3,008,595	1,714,899

Navistar, Inc. bank term loan FRN Ser. B, 5.00%, 8/7/20	3,843,219	3,864,038

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	1,563,988	1,329,390

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	1,571,316	1,414,185

VGD Merger Sub, LLC bank term loan FRN 8.50%, 8/18/24	1,095,000	1,122,375

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	1,237,461	1,235,914

		27,733,120

High Yield Trust 33

	Principal
SENIOR LOANS (5.5%)*[c] cont.	amount	Value

Consumer staples (0.3%)

Del Monte Foods, Inc. bank term loan FRN 8.45%, 8/18/21	$1,440,000	$1,022,400

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.314%, 9/7/23	2,683,275	2,697,652

		3,720,052

Energy (0.7%)

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	3,495,000	3,776,784

FTS International, Inc. bank term loan FRN Ser. B, 5.75%, 4/16/21	2,425,000	2,323,958

MEG Energy Corp. bank term loan FRN 4.50%, 12/31/23	900,000	904,179

Western Refining, Inc. bank term loan FRN Ser. B2, 5.50%, 6/23/23	730,100	732,838

		7,737,759

Financials (0.1%)

UFC Holdings, LLC bank term loan FRN 5.00%, 8/18/23	997,500	1,004,233

		1,004,233

Health care (0.3%)

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	914,063	911,777

Concordia International Corp. bank term loan FRN Ser. B,
5.25%, 10/21/21	2,173,050	1,768,319

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	1,355,923	1,361,855

		4,041,951

Technology (0.4%)

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †	2,552,815	2,026,297

Krono’s, Inc. bank term loan FRN 9.284%, 11/1/24	1,507,000	1,553,624

Krono’s, Inc. bank term loan FRN 5.034%, 11/1/23	1,219,000	1,231,063

		4,810,984

Utilities and power (0.2%)

Dynegy Finance IV, Inc. bank term loan FRN Ser. C, 4.25%, 6/27/23	1,070,000	1,079,684

Energy Transfer Equity LP bank term loan FRN Ser. B,
3.529%, 2/2/24	1,175,000	1,178,567

		2,258,251

Total senior loans (cost $65,748,869)		$63,637,184

COMMON STOCKS (1.9%)*	Shares	Value

ACC Claims Holding, LLC Class A (Units) F	4,192,615	$25,156

Ally Financial, Inc.	106,895	2,404,069

Berry Plastics Group, Inc. †	22,630	1,138,968

Boise Cascade Co. †	33,617	911,021

CIT Group, Inc.	35,508	1,523,293

Eldorado Resorts, Inc. †	102,320	1,667,816

Gaming and Leisure Properties, Inc. R	50,034	1,601,088

General Motors Co.	31,956	1,177,259

Halcon Resources Corp. †	131,989	1,069,111

Keane Group, Inc. †	51,681	905,451

Live Nation Entertainment, Inc. †	36,825	1,046,198

Milagro Oil & Gas, Inc. (Units) F	918	74,358

Penn National Gaming, Inc. †	139,835	2,023,412

SandRidge Energy, Inc. †	48,331	906,206

Seventy Seven Energy, Inc. †	59,331	2,907,219

34 High Yield Trust

COMMON STOCKS (1.9%)* cont.	Shares	Value

Tervita Corp. Class A (Canada)	2,845	$23,026

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	104,590	141,197

Tribune Media Co. Class 1C F	297,958	74,489

Vantage Drilling International (Units) (Cayman Islands) †	1,472	236,992

Vistra Energy Corp.	104,590	1,690,174

Total common stocks (cost $20,108,564)		$21,546,503

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	2,467	$2,116,143

American Tower Corp. $5.50 cv. pfd. R	23,000	2,473,938

Belden, Inc. $6.75 cv. pfd.	10,700	1,072,140

EPR Properties Ser. C, $1.438 cv. pfd. R	58,913	1,791,320

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	23,330	2,372,194

Tyson Foods, Inc. $2.375 cv. pfd.	15,619	1,063,966

Total convertible preferred stocks (cost $9,262,952)		$10,889,701

	Principal
CONVERTIBLE BONDS AND NOTES (0.6%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$2,033,000	$2,447,224

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	1,132,000	2,607,138

ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	1,568,000	1,709,120

Total convertible bonds and notes (cost $4,735,178)		$6,763,482

	Expiration	Strike
WARRANTS (0.0%)*†	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	35,854	$71,349

Seventy Seven Energy, Inc.	8/1/21	23.82	11,043	271,658

Total warrants (cost $44,172)				$343,007

SHORT-TERM INVESTMENTS (3.5%)*	Shares	Value

Putnam Short Term Investment Fund 0.76% L	40,059,591	$40,059,591

Total short-term investments (cost $40,059,591)		$40,059,591

TOTAL INVESTMENTS

Total investments (cost $1,104,528,723)		$1,131,310,174

Key to holding’s currency abbreviations

CAD	Canadian Dollar
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

High Yield Trust 35

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,156,601,695.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $51,477 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $9,738,699) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Canadian Dollar	Buy	4/19/17	$9,641	$9,533	$108

	Canadian Dollar	Sell	4/19/17	9,641	9,787	146

Citibank, N.A.

	Canadian Dollar	Buy	4/19/17	1,657	1,638	19

	Canadian Dollar	Sell	4/19/17	1,657	1,682	25

JPMorgan Chase Bank N.A.

	British Pound	Buy	3/16/17	1,604,420	1,616,819	(12,399)

	British Pound	Sell	3/16/17	1,604,420	1,639,839	35,419

	Canadian Dollar	Buy	4/19/17	1,084,573	1,101,140	(16,567)

	Canadian Dollar	Sell	4/19/17	1,084,573	1,072,366	(12,207)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	4/19/17	2,142,785	2,163,847	(21,062)

	Canadian Dollar	Sell	4/19/17	2,142,785	2,118,124	(24,661)

WestPac Banking Corp.

	Canadian Dollar	Buy	4/19/17	1,958	1,936	22

	Canadian Dollar	Sell	4/19/17	1,958	1,988	30

Total						$(51,127)

36 High Yield Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$911,021	$—	$—

Capital goods	1,138,968	—	—

Communication services	—	—	25,156

Consumer cyclicals	5,914,685	—	74,489

Energy	6,024,979	23,026	74,358

Financials	5,528,450	—	—

Utilities and power	1,690,174	141,197	—

Total common stocks	21,208,277	164,223	174,003

Convertible bonds and notes	—	6,763,482	—

Convertible preferred stocks	—	10,889,701	—

Corporate bonds and notes	—	988,070,263	443

Senior loans	—	63,637,184	—

Warrants	71,349	271,658	—

Short-term investments	40,059,591	—	—

Totals by level	$61,339,217	$1,069,796,511	$174,446

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(51,127)	$—

Totals by level	$—	$(51,127)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Trust 37

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,064,469,132)	$1,091,250,583
Affiliated issuers (identified cost $40,059,591) (Notes 1 and 5)	40,059,591

Cash	86,618

Dividends, interest and other receivables	19,303,208

Receivable for shares of the fund sold	2,210,997

Receivable for investments sold	16,157,714

Unrealized appreciation on forward currency contracts (Note 1)	35,769

Prepaid assets	72,602

Total assets	1,169,177,082

LIABILITIES

Payable for investments purchased	9,419,863

Payable for shares of the fund repurchased	994,171

Payable for compensation of Manager (Note 2)	502,145

Payable for custodian fees (Note 2)	23,018

Payable for investor servicing fees (Note 2)	295,542

Payable for Trustee compensation and expenses (Note 2)	582,499

Payable for administrative services (Note 2)	4,208

Payable for distribution fees (Note 2)	380,872

Unrealized depreciation on forward currency contracts (Note 1)	86,896

Other accrued expenses	286,173

Total liabilities	12,575,387

Net assets	$1,156,601,695

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,418,829,078

Undistributed net investment income (Note 1)	6,498,090

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(295,455,476)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	26,730,003

Total — Representing net assets applicable to capital shares outstanding	$1,156,601,695

(Continued on next page)

38 High Yield Trust

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($795,498,777 divided by 102,365,045 shares)	$7.77

Offering price per class A share (100/96.00 of $7.77)*	$8.09

Net asset value and offering price per class B share ($11,808,793 divided by 1,521,659 shares)**	$7.76

Net asset value and offering price per class C share ($47,831,573 divided by 6,216,176 shares)**	$7.69

Net asset value and redemption price per class M share ($12,806,746 divided by 1,638,971 shares)	$7.81

Offering price per class M share (100/96.75 of $7.81)†	$8.07

Net asset value, offering price and redemption price per class R share
($8,193,825 divided by 1,080,061 shares)	$7.59

Net asset value, offering price and redemption price per class Y share
($280,461,981 divided by 36,976,389 shares)	$7.58

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Trust 39

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $160,527 from investments in affiliated issuers) (Note 5)	$32,965,437

Dividend	646,095

Total investment income	33,611,532

EXPENSES

Compensation of Manager (Note 2)	3,186,982

Investor servicing fees (Note 2)	865,028

Custodian fees (Note 2)	18,420

Trustee compensation and expenses (Note 2)	28,759

Distribution fees (Note 2)	1,360,153

Administrative services (Note 2)	20,038

Other	338,445

Total expenses	5,817,825

Expense reduction (Note 2)	(1,197)

Net expenses	5,816,628

Net investment income	27,794,904

Net realized loss on investments (Notes 1 and 3)	(5,786,667)

Net realized loss on swap contracts (Note 1)	(1,396,406)

Net realized gain on foreign currency transactions (Note 1)	352,591

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(255,300)

Net unrealized appreciation of investments during the period	31,300,006

Net gain on investments	24,214,224

Net increase in net assets resulting from operations	$52,009,128

The accompanying notes are an integral part of these financial statements.

40 High Yield Trust

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income	$27,794,904	$58,443,027

Net realized loss on investments
and foreign currency transactions	(6,830,482)	(55,798,640)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	31,044,706	68,218,005

Net increase in net assets resulting from operations	52,009,128	70,862,392

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(19,498,048)	(44,717,515)

Class B	(247,432)	(607,072)

Class C	(1,026,916)	(2,203,258)

Class M	(301,088)	(687,490)

Class R	(201,863)	(456,972)

Class Y	(6,538,603)	(11,518,306)

Increase in capital from settlement payments	3,726	—

Increase (decrease) from capital share transactions (Note 4)	(9,751,082)	6,055,557

Total increase in net assets	14,447,822	16,727,336

NET ASSETS

Beginning of period	1,142,153,873	1,125,426,537

End of period (including undistributed net investment
income of $6,498,090 and $6,517,136, respectively)	$1,156,601,695	$1,142,153,873

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Trust 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A

February 28, 2017**	$7.60	.19	.17	.36	(.19)	(.19)	—	—[f]	$7.77	4.75*	$795,499	.52*	2.44*	25*

August 31, 2016	7.52	.39	.09	.48	(.40)	(.40)	—	—	7.60	6.89	826,638	1.03[e]	5.43[e]	42

August 31, 2015	8.20	.41	(.67)	(.26)	(.42)	(.42)	—	—	7.52	(3.27)	849,769	1.00	5.19	47

August 31, 2014	7.88	.43	.33	.76	(.44)	(.44)	—	—	8.20	9.77	1,058,920	1.01	5.29	51

August 31, 2013	7.76	.49	.11	.60	(.48)	(.48)	—[d]	—	7.88	7.84	1,060,905	1.02	6.11	51

August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	—[d]	—	7.76	12.49	1,200,821	1.02	6.81	46

Class B

February 28, 2017**	$7.59	.16	.17	.33	(.16)	(.16)	—	—[f]	$7.76	4.35*	$11,809	.89*	2.07*	25*

August 31, 2016	7.51	.34	.09	.43	(.35)	(.35)	—	—	7.59	6.10	12,838	1.78[e]	4.69[e]	42

August 31, 2015	8.19	.35	(.67)	(.32)	(.36)	(.36)	—	—	7.51	(4.02)	14,175	1.75	4.44	47

August 31, 2014	7.86	.37	.33	.70	(.37)	(.37)	—	—	8.19	9.11	19,427	1.76	4.54	51

August 31, 2013	7.74	.43	.11	.54	(.42)	(.42)	—[d]	—	7.86	7.05	20,077	1.77	5.34	51

August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	—[d]	—	7.74	11.51	20,589	1.77	6.08	46

Class C

February 28, 2017**	$7.53	.16	.16	.32	(.16)	(.16)	—	—[f]	$7.69	4.25*	$47,832	.89*	2.07*	25*

August 31, 2016	7.45	.33	.10	.43	(.35)	(.35)	—	—	7.53	6.15	53,095	1.78[e]	4.64[e]	42

August 31, 2015	8.13	.35	(.67)	(.32)	(.36)	(.36)	—	—	7.45	(4.05)	40,895	1.75	4.45	47

August 31, 2014	7.81	.37	.33	.70	(.38)	(.38)	—	—	8.13	9.05	49,810	1.76	4.54	51

August 31, 2013	7.69	.42	.12	.54	(.42)	(.42)	—[d]	—	7.81	7.10	48,785	1.77	5.36	51

August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	—[d]	—	7.69	11.48	55,496	1.77	6.02	46

Class M

February 28, 2017**	$7.64	.18	.16	.34	(.17)	(.17)	—	—[f]	$7.81	4.56*	$12,807	.64*	2.32*	25*

August 31, 2016	7.55	.38	.10	.48	(.39)	(.39)	—	—	7.64	6.73	13,960	1.28[e]	5.17[e]	42

August 31, 2015	8.23	.39	(.67)	(.28)	(.40)	(.40)	—	—	7.55	(3.55)	13,755	1.25	4.93	47

August 31, 2014	7.90	.41	.33	.74	(.41)	(.41)	—	—	8.23	9.55	22,440	1.26	5.04	51

August 31, 2013	7.78	.47	.11	.58	(.46)	(.46)	—[d]	—	7.90	7.50	20,741	1.27	5.84	51

August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	—[d]	—	7.78	12.16	20,501	1.27	6.56	46

Class R

February 28, 2017**	$7.43	.17	.17	.34	(.18)	(.18)	—	—[f]	$7.59	4.59*	$8,194	.64*	2.32*	25*

August 31, 2016	7.36	.37	.09	.46	(.39)	(.39)	—	—	7.43	6.68	8,618	1.28[e]	5.18[e]	42

August 31, 2015	8.03	.38	(.65)	(.27)	(.40)	(.40)	—	—	7.36	(3.47)	11,037	1.25	4.94	47

August 31, 2014	7.72	.40	.32	.72	(.41)	(.41)	—	—	8.03	9.53	12,336	1.26	5.04	51

August 31, 2013	7.61	.46	.11	.57	(.46)	(.46)	—[d]	—	7.72	7.60	12,462	1.27	5.83	51

August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	—[d]	—	7.61	12.17	10,744	1.27	6.54	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 High Yield Trust	High Yield Trust 43

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class Y

February 28, 2017**	$7.43	.19	.16	.35	(.20)	(.20)	—	—[f]	$7.58	4.76*	$280,462	.39*	2.58*	25*

August 31, 2016	7.36	.40	.09	.49	(.42)	(.42)	—	—	7.43	7.18	227,006	.78[e]	5.66[e]	42

August 31, 2015	8.04	.42	(.66)	(.24)	(.44)	(.44)	—	—	7.36	(3.03)	195,796.75		5.47	47

August 31, 2014	7.73	.44	.33	.77	(.46)	(.46)	—	—	8.04	10.16	181,102.76		5.54	51

August 31, 2013	7.63	.49	.11	.60	(.50)	(.50)	—[d]	—	7.73	8.03	182,624.77		6.30	51

August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	—[d]	—	7.63	12.71	164,060.77		7.01	46

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Haidar Capital Management/Haidar Capital Advisors which amounted to less than $0.01 per share outstanding on February 17, 2017.

The accompanying notes are an integral part of these financial statements.

44 High Yield Trust	High Yield Trust 45

Notes to financial statements 2/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective March 6, 2017, the fund will be closed to new investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

46 High Yield Trust

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

High Yield Trust 47

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk, for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, for gaining exposure to specific sectors and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

48 High Yield Trust

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $51,477 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

High Yield Trust 49

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2016, the fund had a capital loss carryover of $239,040,739 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,050,608	$5,790,782	$6,841,390	*

94,579,015	N/A	94,579,015	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $49,519,572 recognized during the period between November 1, 2015 and August 31, 2016, to its fiscal year ending August 31, 2017.

The aggregate identified cost on a tax basis is $1,105,172,813, resulting in gross unrealized appreciation and depreciation of $51,282,020 and $25,144,659, respectively, or net unrealized appreciation of $26,137,361.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

50 High Yield Trust

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$613,905	Class R	6,548

Class B	9,280	Class Y	186,763

Class C	38,311	Total	$865,028

Class M	10,221

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,197 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $895, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

High Yield Trust 51

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$996,638

Class B	1.00%	1.00%	60,251

Class C	1.00%	1.00%	248,811

Class M	1.00%	0.50%	33,194

Class R	1.00%	0.50%	21,259

Total			$1,360,153

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $22,138 and $364 from the sale of class A and class M shares, respectively, and received $1,685 and $1,171 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$267,453,363	$264,264,814

U.S. government securities (Long-term)	—	—

Total	$264,453,363	$264,264,814

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

52 High Yield Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	6,593,891	$50,332,722	25,227,778	$181,550,011

Shares issued in connection with
reinvestment of distributions	2,220,252	16,964,048	5,348,287	38,492,978

	8,814,143	67,296,770	30,576,065	220,042,989

Shares repurchased	(15,148,942)	(115,441,758)	(34,896,539)	(251,459,816)

Net decrease	(6,334,799)	$(48,144,988)	(4,320,474)	$(31,416,827)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	73,460	$560,183	235,873	$1,699,374

Shares issued in connection with
reinvestment of distributions	28,991	221,188	75,398	541,605

	102,451	781,371	311,271	2,240,979

Shares repurchased	(271,517)	(2,070,762)	(508,746)	(3,648,281)

Net decrease	(169,066)	$(1,289,391)	(197,475)	$(1,407,302)

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	441,069	$3,338,649	5,359,223	$38,261,770

Shares issued in connection with
reinvestment of distributions	123,398	933,287	273,717	1,956,922

	564,467	4,271,936	5,632,940	40,218,692

Shares repurchased	(1,399,814)	(10,542,354)	(4,071,889)	(28,933,302)

Net increase (decrease)	(835,347)	$(6,270,418)	1,561,051	$11,285,390

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	37,982	$292,039	638,041	$4,641,703

Shares issued in connection with
reinvestment of distributions	35,872	275,399	86,356	625,195

	73,854	567,438	724,397	5,266,898

Shares repurchased	(261,465)	(1,997,734)	(718,960)	(5,185,559)

Net increase (decrease)	(187,611)	$(1,430,296)	5,437	$81,339

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	179,216	$1,340,989	353,796	$2,489,483

Shares issued in connection with
reinvestment of distributions	26,275	195,928	63,395	445,705

	205,491	1,536,917	417,191	2,935,188

Shares repurchased	(285,677)	(2,136,818)	(757,359)	(5,461,240)

Net decrease	(80,186)	$(599,901)	(340,168)	$(2,526,052)

High Yield Trust 53

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	10,778,035	$80,341,141	17,362,492	$122,807,578

Shares issued in connection with
reinvestment of distributions	845,875	6,312,431	1,602,644	11,292,372

	11,623,910	86,653,572	18,965,136	134,099,950

Shares repurchased	(5,201,655)	(38,669,660)	(15,027,087)	(104,060,941)

Net increase	6,422,255	$47,983,912	3,938,049	$30,039,009

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$59,865,676	$149,758,227	$169,564,312	$160,527	$40,059,591

Totals	$59,865,676	$149,758,227	$169,564,312	$160,527	$40,059,591

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Actions by the Trustees

The Trustees of the Putnam High Yield Trust have approved a plan to merge the fund into Putnam High Yield Advantage Fund. The merger is subject to certain closing conditions and is expected to occur in the second quarter of 2017.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$10,400,000

Centrally cleared credit default contracts (notional)	$10,900,000

Warrants (number of warrants)	42,000

54 High Yield Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$35,769	Payables	$86,896

			Payables, Net assets —
Equity contracts	Investments	343,007	Unrealized depreciation	—

Total		$378,776		$86,896

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments	Forward currency
under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(1,396,406)	$(1,396,406)

Foreign exchange
contracts	351,271	—	351,271

Total	$351,271	$(1,396,406)	$(1,045,135)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as		Forward
hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$734,276	$734,276

Foreign exchange
contracts	—	(255,353)	—	(255,353)

Equity contracts	290,553	—	—	290,553

Total	$290,553	$(255,353)	$734,276	$769,476

High Yield Trust 55

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$254	$44	$35,419	$—	$52	$35,769

Total Assets	$254	$44	$35,419	$—	$52	$35,769

Liabilities:

Forward currency contracts#	—	—	41,173	45,723	—	86,896

Total Liabilities	$—	$—	$41,173	$45,723	$—	$86,896

Total Financial and Derivative	$254	$44	$(5,754)	$(45,723)	$52	$(51,127)
Net Assets

Total collateral received (pledged)†##	$—	$—	$—	$—	$—

Net amount	$254	$44	$(5,754)	$(45,723)	$52

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 11: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

56 High Yield Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

High Yield Trust 57

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

58 High Yield Trust

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

High Yield Trust 59

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

60 High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA034 305421 4/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017